UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2004 (January 27, 2004)

HEALTHCARE REALTY TRUST INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	1-11852	62-1507028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3310 West End Avenue
Suite 700
Nashville, Tennessee 37203
(Address of principal executive offices)

(615) 269-8175
(Registrant’s telephone number, including area code)

SIGNATURES
Ex-99.1 Fourth quarter dividend press release
Ex-99.2 Fourth quarter earnings press release
Ex-99.3 Supplemental Data Report

Item 7. Financial Statements and Exhibits

      c) Exhibits

99.1	Fourth quarter dividend press release, dated January 27, 2004.
99.2	Fourth quarter earnings press release, dated January 29, 2004.
99.3	Supplemental Data Report, dated January 29, for the three months ended December 31, 2003.

Item 9. Regulation FD Disclosure

      Healthcare Realty Trust is furnishing its Supplemental Data Report dated January 29, 2004 which is also contained on its website (www.healthcarerealty.com). See Exhibit 99.3 to this Current Report on Form 8-K.

Item 12. Results of Operations and Financial Condition

      On January 27, 2004, Healthcare Realty Trust issued a press release announcing its quarterly dividend for the fourth quarter ended December 31, 2003. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

      On January 29, 2004, Healthcare Realty Trust issued a press release announcing its earnings for the fourth quarter ended December 31, 2003. A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED

	By	/s/ Scott W. Holmes

Scott W. Holmes Senior Vice President and Chief Financial Officer

Date: January 30, 2004